EXHIBIT 10.1(b) Amendments dated as of August 20, 1993 to the change of control severance agreement for the Company's chief executive officer dated as of January 1, 1992, and the severance agreement for the Company's chief executive officer dated as of January 1, 1992.

                               Change of Control
                              Severance Agreement

                                Amendment No. 1


         THIS AMENDMENT, dated as of August 20, 1993, is to amend, change and modify the provisions of a certain Change of Control Severance Agreement between Ryder System, Inc., a Florida corporation (the "Corporation"), and M. Anthony Burns (the "Executive"), dated as of January 1, 1992 (the "Change of Control Severance Agreement").

                                  WITNESSETH:

         WHEREAS, the Corporation and the Executive have previously entered into the Change of Control Severance Agreement; and

         WHEREAS, the Corporation and the Executive now desire to amend the Change of Control Severance Agreement;

         NOW, THEREFORE, the Change of Control Severance Agreement is hereby amended as follows:

         1.      Section 2(c) is replaced by the following:

                          (c) there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the assets of the Corporation.

         2. The chart set forth in Section 3(f) is replaced by the following:

                 Mgmt. Level 19 or above   Three (3) years
                 Mgmt. Level 15-18         Two (2) years
                 Mgmt. Level 14            One (1) year and six (6) months
                 Mgmt. Level 13            One (1) year
                 Mgmt. Level 12            Nine (9) months
                 Mgmt. Level 11            Six (6) months

         3. The chart set forth in Section 4(a)(iii)(I)b is replaced by the following:

                 Mgmt. Level 19 or above   3
                 Mgmt. Level 15-18         2
                 Mgmt. Level 14            1.5
                 Mgmt. Level 13            1
                 Mgmt. Level 12            .75
                 Mgmt. Level 11            .5

         4.      This Amendment shall be effective as of August 20, 1993.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer and the Executive has hereunto set his hand, all as of the day and year first above written.


                                                     RYDER SYSTEM, INC.
                                                     (the "Corporation")



                                                     ---------------------------



                                                     ---------------------------
                                                     M. Anthony Burns

                              Severance Agreement

                                Amendment No. 1


         THIS AMENDMENT, dated as of August 20, 1993, is to amend, change and modify the provisions of a certain Severance Agreement between Ryder System, Inc., a Florida corporation (the "Corporation"), and M. Anthony Burns (the "Executive"), dated as of January 1, 1992 (the "Severance Agreement").

                                  WITNESSETH:

         WHEREAS, the Corporation and the Executive have previously entered into the Severance Agreement; and

         WHEREAS, the Corporation and the Executive now desire to amend the Severance Agreement;

         NOW, THEREFORE, the Severance Agreement is hereby amended as follows:

         1.      Section 2(c) is replaced by the following:

                          (c) there is a liquidation or dissolution of the Corporation or a sale of all or substantially all of the assets of the Corporation.

         2. The chart set forth in Section 3(e) is replaced by the following:

                 Mgmt. Level 19 or above        Three (3) years
                 Mgmt. Level 15-18              Two (2) years
                 Mgmt. Level 14                 One (1) year and six (6) months
                 Mgmt. Level 13                 One (1) year
                 Mgmt. Level 12                 Nine (9) months
                 Mgmt. Level 11                 Six (6) months

         3. The chart set forth in Section 4(a)(iii)(III)d is replaced by the following:

                 Mgmt. Level 19 or above           3
                 Mgmt. Level 15-18                 2
                 Mgmt. Level 14                    1.5
                 Mgmt. Level 13                    1
                 Mgmt. Level 12                    .75
                 Mgmt. Level 11                    .5



         4.      This Amendment shall be effective as of August 20, 1993.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer and the Executive has hereunto set his hand, all as of the day and year first above written.


                                                     RYDER SYSTEM, INC.
                                                     (the "Corporation")



                                                     ---------------------------




                                                     ---------------------------
                                                     M. Anthony Burns